UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 23, 2006
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11015 (Commission File Number)	36-1169950 (IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)	85004-4545 (Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 3
Exhibit 10.A
Exhibit 10.B
Exhibit 10.C

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 23, 2006, the Board of Directors of Viad Corp (the “Company”) approved resolutions revising the compensation program for non-employee directors. In addition, the Board approved resolutions amending the 1997 Viad Corp Omnibus Incentive Plan to delete Section 14, which provided for automatic grants of stock options to non-employee directors. In addition, the Board approved an increase in the annual base salary of Robert H. Bohannon, Chairman, President and Chief Executive Officer of the Company, from $600,000 to $650,000. In addition, the Board approved an amended and restated employment agreement between the Company and Mr. Bohannon with an effective date of April 1, 2006.
     Copies of the 1997 Viad Corp Omnibus Incentive Plan, as amended through February 23, 2006, a summary of the compensation program for non-employee directors, and the Amended and Restated Employment Agreement between Viad Corp and Robert H. Bohannon, effective April 1, 2006, are attached hereto as Exhibit 10.A, 10.B and 10.C, respectively, and are incorporated by reference herein.
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     The Board also approved amendments to the Bylaws of the Company, effective as of April 1, 2006, to establish the duties and responsibilities of the Chairman of the Board (Section 3.8), and the duties and responsibilities of the President and Chief Executive Officer of the Corporation (Article IV and Sections 3.4, 5.1, and 6.6). As reported on October 28, 2005 in the Company’s Form 8-K, effective April 1, 2006, Mr. Bohannon will turn over his responsibilities as President and Chief Executive Officer to Paul B. Dykstra, the Company’s Chief Operating Officer. Mr. Dykstra will serve as President and Chief Executive Officer of the Company and Mr. Bohannon will remain as the Company’s Chairman and as a member of the Board. The amendments to the Bylaws address these management changes. A copy of the amended and restated Bylaws, effective as of April 1, 2006, is attached hereto as Exhibit 3 and is incorporated by reference herein.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

3	-	Copy of Bylaws of Viad Corp effective as of April 1, 2006.
10.A	-	Copy of 1997 Viad Corp Omnibus Incentive Plan, as amended through February 23, 2006.
10.B	-	Summary of Compensation Program for Non-Employee Directors of Viad Corp as of February 23, 2006.
10.C	-	Copy of Amended and Restated Employment Agreement between Viad Corp and Robert H. Bohannon effective as of April 1, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP
(Registrant)

February 28, 2006	By /s/ G. Michael Latta

G. Michael Latta
Vice President – Controller
(Chief Accounting Officer
and Authorized Signer)